UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2005

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Nevada                       000-49735              87-0642947
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                      Identification No.)

                        3170 De La Cruz Blvd., Suite 108
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                          Santa Clara, California 95054


               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code: 408-986-6020




          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets

         On March 9, 2005 (the "Closing Date"), Intraop Medical Corporation, a Nevada corporation (the "Acquirer" or the "Company") completed the merger with Intraop Medical, Inc., a privately-held Delaware corporation (the "Target") pursuant to the terms of that certain Agreement and Plan of Reorganization dated February 24, 2004, (the "Merger Agreement"), by and between the Acquirer and the Target, pursuant to which the Target was merged with and into the Acquirer, and the Acquirer remained as the surviving corporation. As result of the merger, the Acquirer acquired all of the assets and assumed all of the obligations of the Target. Such assets consist, without limitation, of all of the Target' cash and cash equivalents, accounts receivables, inventory, prepaid expenses, property and equipment, leased equipment, intangible assets (including patents, certain installment payments for license rights to acquire certain technology, amounts paid to third parties for manufacturing and design rights as well as design rights and manufacturing/ design instructions in connection with the Mobetron, the Target's product, and a certain medical device approval license).

         In connection with the consummation of the merger and pursuant to the Merger Agreement, each of the issued and outstanding shares of the Target's preferred stock, $0.001 par value ("Target Preferred Stock"), and the Target's common stock, $0.001 par value (the "Target Common Stock") (collectively, the Target Preferred Stock and the Target Common Stock are referred to herein as the "Target Capital Stock") were cancelled and extinguished and automatically converted into the right to receive one (1) corresponding share of the Acquirer's common stock, $0.001 par value (the "Acquirer Common Stock"). The Acquirer Common Stock issued in the merger constituted the consideration for the Target Capital Stock, and therefore, indirectly, the consideration for the acquisition of all of the Target's assets.

         In addition, as of the Closing Date (i) each Target warrant ("Target Warrant") outstanding and unexercised as of the Closing Date was assumed by the Acquirer and (ii) each Target convertible note ("Target Convertible Note") outstanding and unconverted as of the Closing Date was assumed by the Acquirer. Furthermore, all options to purchase Target Common Stock (whether vested or unvested) outstanding as of the Closing Date under the Target Stock Option Plan (the "Target Options") were assumed by the Acquirer and will continue to have, and be subject to, the same terms and conditions set forth in the Target Stock Option Plan.

         There is no material relationship between the Acquirer and the Target other than in respect of the transactions described in the Merger Agreement.

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

Item 3 - Securities and Trading Markets

Item 3.02 - Unregistered Sales of Equity Securities

         In connection to the consummation of the merger on March 9, 2005, 14,175,028 shares were sold and issued to the Target's stockholders in exchange for their shares of Target Capital Stock, subject to dissenters' rights being exercised. Additionally, as of March 9, 2005 the Acquirer assumed (i) 1,023,611 options reserved under the Target's Option Plan which are exercisable within 60 days of the Closing Date; (ii) warrants exercisable for 926,291 shares of the Acquirer's common stock (prior to the Closing Date exercisable for the Target Common and Preferred Stock) and (iii) convertible promissory notes convertible into 1,540,795 shares of Acquirer's common stock. All of these securities were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation D, as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         Additionally, the Company has sold 795,000 shares of the Company's Common Stock to certain consultants in consideration for services provided in connection with the consummation of the Merger. The sale and issuance of such securities was exempt from registration under the Securities Act pursuant to
Section 4(2) of the Securities Act, as not being a public offering.

Item 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

         On March 9, 2005, pursuant to that certain Agreement for the Purchase of Common Stock dated as of October 3, 2003 (as amended) and in connection with the consummation of the merger, the Acquirer cancelled 19,932,265 shares of its common stock held of record prior to the Closing Date by the Acquirer's principal shareholder, David Shamy.

         As result of the merger and the cancellation of Mr. Shamy's shares, each of the following shareholders of the Target who became shareholders of the Acquirer upon the Closing Date, beneficially hold more than five percent (5%) of the Acquirer's Common Stock as of the Closing Date (the "Controlling Shareholders"). The number of shares beneficially owned by such shareholders are based on the Company's records and include convertible securities, options, warrants or other rights held by such shareholders which are exercisable or convertible into Acquirer's Common Stock within 60 days from March 9, 2005. The consideration paid by these shareholders for the acquired shares of Acquirer's common stock consisted of the Target Capital Stock held of record by such shareholders on the Closing Date.

---------------------------------------- -------------------------------------- --------------------------------------
           Shareholder Name               Number of Shares Beneficially Owned             Percent of Class*
---------------------------------------- -------------------------------------- --------------------------------------
Samir Financial LLC                                    2,400,000                               11.53%
---------------------------------------- -------------------------------------- --------------------------------------
William R. Hambrecht; W.R. Hambrecht +
Co., LLC; W.R. Hambrecht/Intraop, LLC                  1,435,348                                6.90%
---------------------------------------- -------------------------------------- --------------------------------------
Donald A. Goer                                         1,622,613                                7.80%
---------------------------------------- -------------------------------------- --------------------------------------

* Based on a total number of shares outstanding of 20,812,460.


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


         There are no arrangements or understandings among David Shamy or the Controlling Shareholders and their associates with respect to election of directors or other matters.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors

         On March 9, 2005, David Shamy resigned as director and as officer (President, Chief Executive Officer, Chief Financial Officer and Secretary) of the Acquirer. As disclosed in the Acquirer's form 10KSB filed with the Securities and Exchange Commission on March 9, 2005, Phil Ray has also resigned as director and officer (Vice-President and Treasurer) of the Acquirer on March 7, 2005. The resignations of David Shamy and Phil Ray from their positions as directors and officers of the Acquirer were conditions precedent to the closing of the merger.

         The Board of Directors of the Acquirer (prior to the Closing Date) and the Target's Board of Directors approved the merger, and the transactions contemplated thereby, including the appointment of the Acquirer's officers effective upon the Closing Date on February 24, 2004, and February 12, 2004, respectively. In addition, the merger and the transactions contemplated thereby, including the election of the Acquirer's directors effective upon the Closing Date, were approved by the Acquirer's majority stockholder prior to the Closing Date (David Shamy) on September 3, 2004, and by the Target's stockholders on July 13, 2004. Pursuant to the Merger Agreement, effective as of March 9, 2005, the officers and directors of the Target became the officers and directors, respectively, of the Acquirer until their successors are duly appointed, elected and qualified. The following are the current directors and officers of the
Acquirer:


Name                                  Age     Position
Donald A. Goer                        62      Chief Executive Officer, President, and Director
John P. Matheu                        83      Director
Mary Louise Meurk                     78      Secretary and Director
Theodore L. Phillips, M.D.            71      Director
Michael Friebe                        40      Director
Richard Simon                         57      Vice President of Operations
Howard Solovei                        43      Chief Financial Officer

         Donald A. Goer, Ph.D., President/CEO and Director

         A co-founder of the Target in 1993, Dr. Goer received his doctorate in physics in 1973 from the Ohio State University. He is a recognized expert on linear accelerator technology and is the author of a number of articles on the subject, including the chapter on radiation therapy linear accelerators for the Encyclopedia of Medical Devices and Instrumentation. After post-doctoral study in metallurgical engineering, Dr. Goer joined Varian Associates. Dr. Goer has thirty years experience in the sales, marketing and product development of linear accelerators. From 1977 through 1985, Dr. Goer was responsible for the product development of Varian's cancer therapy equipment. Five new cancer treatment units were successfully introduced to the market during this period, resulting in the sale of more than 700 treatment systems. Between 1985 and 1990, Dr. Goer was responsible for market development and strategic planning at Varian. Dr. Goer's last position at Varian was Manager of Sales Operations with principal responsibilities in the international market. In 1991, Dr. Goer joined SRC as President. In 1991, Dr. Goer assisted in founding Accuray, Inc., a medical company providing dedicated accelerators for radiosurgery.

         John P. Matheu, Director

         Mr. Matheu has extensive experience in the biopharmaceutical and medical device industries. He served 34 years with Pfizer Pharmaceuticals, Inc., where among other accomplishments, as Vice President he established and directed Pfizer's generic drug division. Prior to that assignment, Mr. Matheu directed Pfizer's 1,100 person sales force, its hospital marketing group and its training department. As a principal of Matheu Associates, he provides consulting and management advice to the pharmaceutical, biotechnology and medical device industry. Mr. Matheu also serves as a director of Mediscience Technology Corp., a publicly traded company.

         Mary Louise Meurk, Secretary and Director

         Ms. Meurk has forty years experience as a radiological physicist and is certified by the American Board of Radiological Physics. In addition to authoring numerous articles in her field, Ms. Meurk is a Fellow Emeritus of the American College of Radiology and a Fellow in the American Association of Physicists in Medicine. Ms. Meurk received her BA in physics from Wellesley College and furthered her studies at the University of Geneva. She was Assistant Attending Physicist at Memorial-Sloan Kettering, Head of the Division of Radiological Physics at the Zellerbach Saroni Tumor Institute, and was a founder and past President of the West Coast Cancer Foundation.

         Theodore Phillips, M.D., Director

         Dr. Phillips is the principal or contributing author on more than 300 articles on cancer treatment in the medical literature and is one of the most distinguished radiation oncologists in the world. Under his guidance as Professor and Chairman of Radiation Oncology at the UCSF, the University became recognized as one of the top cancer treatment centers in the world. He has received numerous awards and honors for his many contributions to cancer treatment. While Dr. Phillips was Chairman of Radiation Oncology at UCSF, the hospital purchased the first Mobetron system. He currently serves as Chairman of the Technical Advisory Board of the Target and holds the prestigious Wun-Kon Fu Endowed Chair in Radiation Oncology at UCSF.

         Dr. Michael Friebe

         Dr. Michael Friebe is Chief Executive Officer and President of Tomovation GmbH. Tomovation is a German company that owns and operates imaging centers in Germany and makes investments in early stage European medical technology companies. Prior to forming Tomovation, Dr. Friebe was the founder of Neuromed A.G. and the president of UMS-Neuromed. These companies operated mobile MRI, CT and PET systems in a number of European Countries. Dr. Friebe received BSc and MSEE in Electrical Engineering from the University of Stuttgart in Germany, and a PhD in medical engineering from the University of Witten in Germany. He is a member of several professional engineering and medical societies and also serves a director of Biophan Technologies Inc. (Symbol:
BIPH), a publicly traded company.

         Richard Simon, Vice President of Operations


         Mr. Simon has had an extensive career in the engineering, service and manufacturing of medical equipment, including twenty years in engineering positions with the medical division of Varian Associates. For ten years, Mr. Simon served as the engineer and project manager for the C Series linacs for Varian, developing and shipping more than 450 linear accelerators during this period. He was the project manager for the VARiS oncology information system from Varian, with more than 100 systems shipped. Mr. Simon received professional training in electrical engineering and project management. Mr. Simon has been employed by the Target for over 6 years.

         Howard Solovei, Chief Financial Officer

         Mr. Solovei served as the CFO of Phoenix Leasing Inc., where he gained 14 years experience in leasing and equipment finance. At Phoenix, Mr. Solovei was responsible for the management of nearly $1 billion of leased assets, $600 million of bank agreements for the company's 30+ partnerships and corporate entities as well as securitized debt offerings of $85 million. Mr. Solovei was also responsible for projections and strategic and tactical planning for the company and its public limited partnerships. Mr. Solovei has worked as a consultant or employee to the Target since 2002.

         Effective as of March 9, 2005, Mr. John Mathews is the only member of the Acquirer's audit committee and the Acquirer's compensation committee is formed by Mr. John Mathews and Mr. Theodore L. Phillips.

         As of the Closing Date, as result of the consummation of the merger, the Acquirer's newly appointed and elected directors, executive officers and affiliates own approximately 12% of the Acquirer's approximately 20,812,460 fully diluted shares (including shares and shares which can be obtained by exercising warrants, options and convertible notes).

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

         Attached as Exhibit 99.1

(b)  Pro Forma Financial Information

         Attached as Exhibit 99.2

(c)  Exhibits.

         Exhibit 3.1  - Amended and Restated Articles of Incorporation (1)
         Exhibit 3.2  - By-Laws (2)
         Exhibit 99.1 - Financial Statements of Business Aquired
         Exhibit 99.2 - Proforma Financial Information

(1) Previously filed as Exhibit 3.1 to 8-K filed on March 15,2005.
(2) Previously filed as Exhibit C to Merger Agreement filed as Exhibit A to the definitive Information Statement filed on February 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTRAOP MEDICAL CORPORATION


Date:  May 3, 2005           By: /s/ Donald A. Goer
                             ---------------------------------------------
                                     Donald A. Goer
                                     President and Chief Executive Officer



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